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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

SAFEHOLD INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Safehold

BIGGER, BETTER, BOLDER

THE REVOLUTION IS HERE

2021 Proxy Statement

82%

Total Shareholder Return in 2020

REVENUE AND EARNINGS GROWTH

	FY '20	FY '19	Y/Y Growth
Revenue	$155.4m	$93.4m	+66%
Net Income (Gross of NCI)	$59.5m	$33.7m	+76%
Earning per Share (Diluted)	$1.17	$0.89	+31%

#1 PERFORMING NAREIT STOCK

Investors have continued to gravitate towards Safehold's nationally-scaled platform and growing, diversified portfolio of modern ground leases. Safehold was the top performing Nareit member stock for a second consecutive year (out of nearly 200 companies).

100% GROUND RENT RECEIVED[1]

The well-protected nature of ground lease cash flows was evident in 2020 as Safehold received 100% of ground lease rent despite the challenging economic environment during the global pandemic.

INVESTMENT GRADE CREDIT RATINGS

In early 2021, Safehold was awarded investment grade credit ratings by Moody's (Baa1) and Fitch (BBB+), reflecting the high-quality, long-duration nature of our portfolio. Safehold's access to efficient, attractively priced capital is a key competitive advantage in a $7 trillion market.

Seattle
Portland
West
22%
San Francisco
San Jose
Salt Lake City
Los Angeles
San Diego
Phoenix
Honolulu
Denver
Southwest
8%
Dallas
Austin
San Antonio
Minneapolis
Milwaukee
Central
3%
Detroit
Nashville
Southeast
9%
Atlanta
Tampa
Sarasota
Orlando
Miami
Northeast
40%
New York
New Haven
Philadelphia
Washington, D.C.
Mid-Atlantic
18%
Raleigh-Durham

[1] Important Note re COVID-19: Readers are cautioned that, due to the possibility that the COVID-19 pandemic will have a delayed adverse impact on our financial results, along with the uncertainty created by the pandemic, our results for the period may not be indicative of future results. Similarly, our Ground Rent Coverage and UCA as of December 31, 2020 are likely to decline with respect to certain properties in future periods due to the continuing impact of the pandemic and the fact that certain metrics that we report and monitor may not reflect the full effects of the pandemic as of their dates of determination. Readers are urged to read our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC for a more fulsome discussion of our annual results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein.

1114 Avenue of the Americas
39th Floor
New York, New York 10036

Notice of 2021 Annual Meeting of Shareholders

When	Where	Record Date
Monday, June 7, 2021 9:00 a.m. Eastern time	A virtual meeting via the internet at www.meetingcenter.io/226980508	Shareholders of record at the close of business on March 9, 2021 are entitled to notice of and to vote

Items of Business

Proposal 1	Election of directors
	☐ Dean Adler	☐ Robin Josephs	☐ Jay Nydick
	☐ Stefan Selig	☐ Jay Sugarman

Proposal 2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021

Proposal 3	Non-binding, advisory vote to approve executive compensation ("Say on Pay")

Proposal 4	Non-binding, advisory vote to approve frequency of vote on executive compensation ("Say When on Pay")

In addition, at the annual meeting we will transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

Record Date

The board has fixed the close of business on March 9, 2021 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any postponement or adjournment of the meeting. Only holders of record of our common stock at the close of business on that date will be entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2021
We make proxy materials available to our shareholders on the Internet. You can access proxy materials including our 2020 annual report to shareholders at www.envisionreports.com/SAFE.

By Order of the Board of Directors,

Geoffrey M. Dugan General Counsel, Corporate and Secretary

April 29, 2021

Whether or not you expect to attend the annual meeting via the internet, to ensure your representation at the annual meeting, please mark, sign, date and return the attached proxy card as promptly as possible.

Safehold Inc. 2021 Proxy Statement | i

Proxy Statement

Safehold Inc. Annual Meeting of Shareholders To Be Held on June 7, 2021

We are making this proxy statement available to holders of our common stock on or about April 29, 2021 in connection with the solicitation by our Board of Directors of proxies to be voted at our 2021 annual meeting of shareholders or at any postponement or adjournment of the annual meeting. Our common stock is listed on the New York Stock Exchange, or the NYSE, and is traded under the symbol "SAFE."

This proxy statement is accompanied by a copy of our Annual Report to Shareholders for the year ended December 31, 2020. Additional copies of the Annual Report, including our financial statements at and for the year ended December 31, 2020, may be obtained:

on our website: www.safeholdinc.com

by calling Investor Relations: (212) 930-9400

by writing to: Safehold Inc. Attention: Investor Relations 1114 Avenue of the Americas 39th Floor New York, NY 10036

Copies will be furnished at no additional expense. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission, or SEC.

ii | Safehold Inc. 2021 Proxy Statement

Proxy Summary

This summary represents only selected information. You should review the entire proxy statement before voting.

Safehold Inc. 2021 Annual Meeting of Shareholders

When	Where	Record Date
June 7, 2021, 9:00 a.m. Eastern time	A virtual meeting via the internet at www.meetingcenter.io/226980508	Shareholders of record at the close of business on March 9, 2021 are entitled to notice of and to vote at the meeting

Matters to Be Voted on at the Annual Meeting

Proposal			Board Recommendation	See Page

1	Election of five directors
	☐ Dean Adler ☐ Jay Nydick ☐ Jay Sugarman	☐ Robin Josephs ☐ Stefan Selig	FOR each nominee	6

2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021		FOR	28

3	Non-binding, advisory vote to approve executive compensation ("Say on Pay")		FOR	31

4	Non-binding, advisory vote to approve frequency of shareholder vote on executive compensation ("Say When on Pay")		1 Year	32

Safehold Inc. 2021 Proxy Statement | 1

Proxy Summary

How to Vote

Shareholders of Record
Have your proxy card in hand and follow the instructions.

By Telephone	Dial toll-free, 24/7 1-800-652-8683

By Internet	Visit, 24/7 www.envisionreports.com/SAFE

By Mail	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope

By Mobile Device	Scan the QR code

If you vote by phone or electronically, you do not need to return a proxy card.

Beneficial Owners

If you are a beneficial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that firm.

Although most banks and brokers now offer voting by mail, telephone and Internet, availability and specific procedures will depend on their voting arrangements

2 | Safehold Inc. 2021 Proxy Statement

Proxy Summary

Board of Directors Overview

				Committees

Director and Principal Occupation	Age	Director since	Independent	Audit	Compensation	Nominating and Corporate Governance	Other Current Public Company Boards

Jay Sugarman Chairman and Chief Executive Officer, Safehold Inc. and iStar Inc.	59	2016					☐ iStar Inc.

Dean Adler Co-founder, Principal and Chief Executive Officer, Lubert-Adler Partners, L.P.	64	2017					—

Robin Josephs Former Managing Director, Starwood Capital Group L.P.	61	2017					☐ iStar Inc. ☐ MFA Financial, Inc. ☐ QuinStreet, Inc.

Jay Nydick Co-founder and Principal, Prospect Ridge Advisors, LLC.	56	2017					—

Stefan Selig Founder, BridgePark Advisors LLC	58	2017					☐ Rotor Acquisition Corp. ☐ Simon Property Group, Inc. ☐ Audacy, Inc., formerly Entercom Communications Corp. (not standing for re-election in 2021) ☐ Tuscan Holdings Corp.

Number of Meetings in 2020:			Board—11	5	4	4

Committee Chair	Committee Member	Chairman of the Board	Lead Independent Director	Audit Committee financial expert

Safehold Inc. 2021 Proxy Statement | 3

Proxy Summary

Board Composition and Attributes

Some of the key attributes of our director nominees are set forth below.

Highly Skilled Directors

*
Board leadership experience represents leadership roles on outside boards, including lead director and committee chair positions and service on special board committees.

4 | Safehold Inc. 2021 Proxy Statement

Proxy Summary

Corporate Governance Highlights

We believe good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of our organization and shareholders. Our corporate governance policies and practices include:

What We Do	What We Don't Do
60% of our directors are independent, including all members of our board committees	Opted out of the Maryland Unsolicited Takeover Act

Lead Independent Director with defined responsibilities	Opted out of the business combination and control share acquisition provisions of the Maryland General Corporation Law, or MGCL

Chair of our Audit Committee is an "audit committee financial expert"	No director over-boarding

All Audit Committee members are financially literate	No pledging/hedging of stock

Board composition is diverse in skills, perspectives and experience	No shareholder rights plan

Independent directors regularly meet without management present

Annual board and committee performance assessment to ensure effectiveness

Annual election of all board members

Disclosure Committee oversees SEC disclosure

Code of Conduct for directors and executive officers

Periodic review of long-term management development and succession plans

Board responsibility for risk assessment and oversight

Active investor outreach and engagement

ESG Report adopted in 2020; Updated ESG Report published in April 2021

Safehold Inc. 2021 Proxy Statement | 5

Proposal 1—Election of Directors

Board of Directors

The Board has nominated directors Sugarman, Adler, Josephs, Nydick and Selig to be elected to hold office for a term of one year, until the next annual meeting and until their successors have been elected and qualified.

All nominees are presently serving as directors. If a nominee becomes unavailable to serve as a director for any reason, the shares represented by any proxy will be voted for the person, if any, who may be designated by the Board to replace that nominee. At this time, the Board has no reason to believe that any nominee will be unavailable to serve as a director if elected.

Mr. Adler, Mr. Nydick and Mr. Selig are independent within the standards prescribed by the NYSE.

All directors are elected annually.

Director Nomination and Qualifications

The Nominating and Corporate Governance Committee (the "Committee") is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the Committee considers, among other things:

  ☐
  Education, background, skills and experience that provide knowledge of business, financial, governmental or legal matters relevant to our business or to our status as a publicly owned company

  ☐
  A high level of personal and professional ethics, integrity and values

  ☐
  Reputation for exercising good business judgment

  ☐
  Commitment to representing the long-term interests of our shareholders

  ☐
  The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs
  ☐
  Sufficient available time to be able to fulfill his or her responsibilities as a member of the Board and of any committees to which he or she may be appointed

The Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards, as well as any special criteria applicable to service on various standing committees of the Board. Our Board and the Nominating and Corporate Governance Committee believe that it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.

The Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, differing viewpoints and other qualities necessary to the Board's ability to oversee and guide the business and affairs of the company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote enough time and attention to the affairs of the organization. When the Committee seeks new candidates for director roles, it seeks individuals with

6 | Safehold Inc. 2021 Proxy Statement

Board of Directors

qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board 1) considers candidates that the Committee recommends; 2) considers the optimum size of the Board; 3) determines how to address any vacancies on the Board; and 4) determines the composition of all Board committees.

Below we identify the nominees for election as a director which the Board believes have:

  ☐
  the qualifications necessary to ensure we are taking appropriate steps to address the complex issues confronting us in our business and the economic environment
  ☐
  held leadership positions in business (and in particular the real estate, investment and financial services business sectors) and finance over an extended period of time

  ☐
  demonstrated a long record of professional integrity, intellectual acumen, analytic skills, a strong work ethic and the ability to maintain a constructive environment for discussion of matters considered by our board

  ☐
  experience as board members of a diverse range of public and private companies

Director Nominees

Jay Sugarman, 59	Chairman and CEO since October 2016
Career Highlights

Safehold Inc.

☐

Chairman and Chief Executive Officer (October 24, 2016 to present)

iStar Inc., the parent company of our manager and our largest stockholder

☐

Chairman and Chief Executive Officer (1997 to present)

☐

Founder and Director, iStar and its predecessors (1996 to present)

Other Current Public Company Boards

☐

iStar (NYSE:STAR) (since 1996)

Education

☐

Princeton University, B.A.

•

Paul Volcker Award in Economics; summa cum laude; valedictorian nominee

☐

Harvard Business School, M.B.A.

•

Baker Scholar; Loeb Award in Finance, Copeland Award and Gillette Prize in Marketing

Key Qualifications

Mr. Sugarman's leadership in creating and building two companies from the ground up, including both iStar and Safehold, has demonstrated the leadership skills, extensive executive experience and expertise in our business that are necessary to lead our company and serve on our Board.

Safehold Inc. 2021 Proxy Statement | 7

Board of Directors

Dean Adler, 64	Independent Director since April 2017
Committees

☐

Audit

☐

Compensation

☐

Nominating and Corporate Governance

Career Highlights

Lubert-Adler Partners, L.P., a private real estate investment firm

☐

Co-Founder, Principal and Chief Executive Officer (1997 to present)

Other Current Directorship

☐

Albertsons Companies, Inc.

Prior Directorships

☐

Bed Bath & Beyond Inc. (NASDAQ:BBBY)

☐

SITE Centers Corp. (NYSE:SITC)

☐

Electronics Boutique, Inc., a mall retailer

Education

☐

The Wharton School at the University of Pennsylvania, B.S., magna cum laude

☐

University of Pennsylvania Law School, J.D. with honors

Key Qualifications

Mr. Adler has over 35 years of wide-ranging experience and involvement in commercial real estate including retail real estate.

Robin Josephs, 61	Director since June 2017
Career Highlights

Starwood Capital Group L.P., a private equity firm specializing in real estate investments

☐

Managing Director (2005 to 2007)

Goldman Sachs & Co.

☐

Senior executive in various capacities

Other Current Public Company Boards

☐

iStar Inc. (NYSE:STAR), currently Lead Director, Chair of its Nominating and Governance Committee and member of its Compensation Committee (since 1998)

☐

MFA Financial, Inc. (NYSE: MFA), a firm primarily engaged in investing in residential mortgage-backed securities, currently Chair of its Compensation Committee and member of its Audit Committee

☐

QuinStreet, Inc. (NASDAQ: QNST), a vertical marketing and online media company, currently member of its Audit and Compensation Committees

Other Current Directorships

☐

Starwood Real Estate Income Trust, Inc., a non-traded real estate investment trust

☐

Trustee, University of Chicago Cancer Research Foundation

Prior Directorships

☐

Plum Creek Timber Company, Inc. (NYSE: PCL)

Education

☐

The Wharton School at the University of Pennsylvania, B.S.

•

Phi Beta Kappa; magna cum laude

☐

Columbia Business School, M.B.A

Key Qualifications

Ms. Josephs' background as an investment banking professional brings valuable knowledge of finance and capital markets to our Board. Her work as a managing director of Starwood Capital Group, where she evaluated and managed numerous real estate investments, adds knowledge and expertise in this area of vital importance to our organization.

Ms. Josephs' extensive experience as a director of public companies and a charitable organization also brings to our Board valuable skills and insights into the governance of real estate, investment and operating companies.

8 | Safehold Inc. 2021 Proxy Statement

Board of Directors

Jay Nydick, 56	Independent Director since June 2017
Committees

☐

Audit

☐

Compensation

☐

Nominating and Corporate Governance

Career Highlights

Prospect Ridge Advisors, LLC, a leading real estate investment manager

☐

Co-Founder and Principal (2019 to present)

AllianceBernstein LP

☐

Co-Head and Co-Chief Investment Officer, Real Estate Investment Group (2009 to 2019)

iStar Inc.

☐

President (2004 to 2009)

Goldman, Sachs & Co.

☐

Investment banker (1990 to 2004)

Other Current Directorship

☐

Children's Aid Society (New York City)

Education

☐

Cornell University, B.S.

•

Presidential Scholar

☐

Columbia Business School, M.B.A

☐

London School of Economics

Key Qualifications

Mr. Nydick's qualifications as a director include significant experience in capital markets and commercial real estate.

Stefan Selig, 58	Lead Independent Director since June 2017
Committees

☐

Audit

☐

Compensation

☐

Nominating and Corporate Governance

Career Highlights

BridgePark Advisors LLC, a strategic advisory firm

☐

Founder (2017 to present)

U.S. Department of Commerce

☐

Under Secretary of Commerce for International Trade (2014 to 2016)

During this period, he also served in several other governmental leadership positions, including:

☐

International Trade Administration, Executive Director

☐

Travel and Tourism Advisory Board, Executive Director

☐

Congressional Executive Commission on China, Commissioner

☐

President's Advisory Council on Doing Business in Africa, Executive Director

Bank of America Merrill Lynch

Various senior leadership positions (1999 to 2014), including:

☐

Executive Vice Chairman, Global Corporate & Investment Banking (2009 to 2014)

☐

Vice Chairman, Global Investment Banking and Global Head, Mergers & Acquisitions

Other Current Public Company Boards

☐

Rotor Acquisitions Corp. (NYSE: ROT), currently Chairman

☐

Simon Property Group, Inc. (NYSE: SPG), currently a member of its Audit and Compensation Committees

☐

Audacy, Inc. (NYSE: AUD), formerly Entercom Communications Corp., currently a member of the Nominating/Corporate Governance Committee (Mr. Selig is not standing for reelection and will continue to serve on the Board until the 2021 Annual Meeting of Shareholders, when his current term will expire.)

☐

Tuscan Holdings Corp. (NASDAQ: THCBU), currently a member of its Audit, Compensation and Nominating/Corporate Governance Committees

Prior Directorships

☐

Overseas Private Investment Corporation

Education

☐

Wesleyan University, B.A.

☐

Harvard Business School, M.B.A.

☐

London School of Economics and Political Science (General Course)

Key Qualifications

Mr. Selig is a highly accomplished banker and senior executive who has served in prominent leadership roles in both the private and public sectors. Mr. Selig also has extensive government and economic policy experience, having served as Undersecretary of the Commerce for International Trade for the U.S. Department of Commerce.

Safehold Inc. 2021 Proxy Statement | 9

Board of Directors

Board Leadership Structure

Our Corporate Governance principles provide that our Board is free to elect its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers to be in the best interests of the organization. At any given point in time, these positions may be held by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate a lead independent director.

Our Board of Directors currently believes it is in our best interests to have Mr. Sugarman serve as Chairman of our Board of Directors and Chief Executive Officer. When combined with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined CEO and Chairman position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.

Mr. Sugarman is an experienced real estate executive and long-time employee of our manager with many years of board experience. As CEO, he has the primary responsibility of developing corporate strategy and managing our day-to-day business operations. As a Board member, he understands the responsibilities and duties of a director and is well positioned to 1) chair regular Board meetings; 2) provide direction to management regarding the needs, interests and opinions of the Board; and 3) help ensure that key business issues and shareholder matters are brought to the attention of the Board. As both CEO and Chairman, Mr. Sugarman promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process ensures our independent directors will continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the performance of our manager and its executives, financial commitments for capital projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance programs.

Our Board and each Board committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as appropriate. The non-employee directors, all of whom are independent, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans.

Lead Independent Director

Stefan M. Selig is currently designated as our lead independent director and is responsible for the following duties:

  ☐
  Presides at all meetings of the Board at which the Chairman is not present and all executive sessions of the independent directors

  ☐
  Acts as advisor to CEO and direct liaison between CEO and independent directors

  ☐
  Plans, reviews, and approves Board meeting agendas and information presented to the Board
  ☐
  Calls meetings of the independent directors as appropriate

  ☐
  Contributes to annual CEO performance review and assists with succession planning

  ☐
  Consults the Nominating and Corporate Governance Committee on the Board's evaluation process

  ☐
  Participates in consultations and direct communication with major shareholders and their representatives when appropriate

  ☐
  Performs such other duties as the Board may determine from time to time

10 | Safehold Inc. 2021 Proxy Statement

Board of Directors

The lead independent director is selected from among non-employee directors. The Nominating and Corporate Governance Committee and management discuss candidates for the lead independent director position, and consider many of the same types of criteria as candidates for the chair of other Board committees including:

  ☐
  Tenure
  ☐
  Previous service as a Board committee chair

  ☐
  Diverse experience

  ☐
  Participation in and contributions to activities of the Board

  ☐
  Ability and willingness to commit adequate time to the role

Board Composition and Diversity

Our Board recognizes the value of nominating for election to the Board individuals who bring to its discussions and decision-making processes a variety of:

  ☐
  diverse opinions

  ☐
  perspectives

  ☐
  skills

  ☐
  experiences

  ☐
  backgrounds

Our Board believes that all nominations to the Board should be based upon merit and suitability of the candidate. The Board recognizes the need to consider director candidates from different backgrounds, including, but not limited to, geography, race, ethnicity and gender.

As noted above in "Director Nominations and Qualifications," the Nominating and Corporate Governance Committee regularly assesses the size and composition of our Board to help ensure that our Board functions in an effective manner given the size, diversity and complexity of our businesses and the range of markets in which we operate. The Committee believes it is important to have a mix of experienced directors with a deep understanding of our business and others who bring fresh perspectives. The Committee engages in discussions of potential additions to our Board on an ongoing basis, as deemed appropriate. In seeking to maintain an engaged, independent Board possessing broad experience and judgment and which is committed to representing the long-term interests of our shareholders, the Committee takes into account the various factors described above in the section of this proxy statement captioned "Director Nominations and Qualifications."

Director Independence

Our Corporate Governance principles require that a majority of the Board consist of directors who the Board has determined are independent. Our Board has determined that three of our current directors are independent. In determining director independence, the Board considers all relevant facts and circumstances, as well as the NYSE listing standards. In addition, the Board has adopted the following standards to assist them in determining director independence:

  ☐
  The director may not be an employee of safehold or our manager and no member of the director's immediate family may be an executive officer of Safehold, currently or within the preceding 36 months. For purposes of these standards, "immediate family" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person's home.

  ☐
  The director is not a current partner or employee of a firm that is Safehold's internal or external auditor; no member of the director's immediate family is a current partner of such firm, or an employee of such a firm and personally works on the Safehold audit; or neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Safehold's audit within that time.

Safehold Inc. 2021 Proxy Statement | 11

Board of Directors
  ☐
  The director does not serve as an executive officer of a charitable or non-profit organization to which Safehold has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization's consolidated gross revenues.

  ☐
  Neither the director nor a member of the director's immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of Safehold's present executive officers serves or served on that company's compensation committee.

Our Board has determined that each of the following non-employee director nominees qualifies as independent under NYSE rules and satisfies our independence standards: Dean S. Adler, Jay S. Nydick, and Stefan M. Selig.

The Nominating and Corporate Governance Committee reviewed each director's employment status and other board commitments and, where applicable, each director's (and his or her immediate family members') affiliation with consultants, service providers or suppliers of the organization. With respect to each non-employee director, the Committee determined that either the director was not providing goods or services to us or the amounts involved were below the monetary thresholds set forth in the independence standards noted above.

Board and Committee Annual Assessments

To ensure the effectiveness of the Board as a whole and its committees, our directors engage in an annual assessment of the Board and committee performance. An independent third-party interviews each director individually on a wide range of topics including:

  ☐
  board structure and composition

  ☐
  communications between management, the Board, and its committees

  ☐
  information furnished to the Board

  ☐
  the Board's relationship with management
  ☐
  the effectiveness of the Board and its committees

The independent third-party summarizes the individual comments and assessments in a report to the Board in executive session. The Board utilizes the results of this process to help refine and improve the operations of the Board and its committees. The annual assessment typically occurs midyear with subsequent report presented to the Board at its next regular quarterly meeting.

Board Meetings Held during 2020

During the fiscal year ended December 31, 2020, the Board held 11 meetings, including meetings held in person and by telephone conference call. All directors are expected to attend a majority of the Board meetings. All of our directors attended at least

91% of all of the board meetings and applicable committee meetings held during 2020. The Board also acts by unanimous written consent in appropriate circumstances.

Executive Sessions

Our Board of Directors meets in executive session at least quarterly without management present. Our Audit Committee also meets in executive session at least quarterly, without management present, with representatives of our independent registered public accounting firm and with representatives of the accounting firm engaged to assist us in the preparation of our documentation, testing and evaluation of internal controls over financial reporting and risk assessment.

12 | Safehold Inc. 2021 Proxy Statement

Board of Directors

Committees Established by the Board

Our Board has standing Audit, Compensation, and Nominating and Corporate Governance Committees, each of which is composed exclusively of independent directors, as defined by the listing standards of the

NYSE. The Compensation Committee is composed exclusively of individuals intended to be, to the extent provided by Rule 16b-3 of the Exchange Act, non-employee directors.

Audit Committee		Meetings in 2020*:5
Members		* includes meetings held in person and by telephone conference call
☐	Dean Adler
☐	Jay Nydick
☐	Stefan Selig

The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Mr. Adler qualifies as an "Audit Committee financial expert" because of his business experience, understanding of generally accepted accounting principles and financial statements, and educational background.

Report of the Audit Committee The Report of the Audit Committee is on page 29 of this proxy statement.

Primary Responsibilities

The primary functions of the Audit Committee are to:

☐

review the professional services provided by our independent registered public accounting firm and the independence of the firm

☐

review the scope of the audit

☐

review and approve any proposed non-audit services by our independent registered public accounting firm

☐

review our annual financial statements, systems of internal controls, and legal compliance policies and procedures

☐

discuss our risk assessment and risk management policies

☐

monitor the functions of our compliance and ethics organization

☐

review with members of our internal audit staff the internal audit department's staffing, responsibilities and performance, including its audit plans and audit results

Safehold Inc. 2021 Proxy Statement | 13

Board of Directors

Compensation Committee		Meetings in 2020*:4
Members		* includes meetings held in person and by telephone conference call
☐	Jay Nydick
☐	Dean Adler
☐	Stefan Selig

The Board has determined that all members are independent for purposes of NYSE listing standards, and that Mr. Nydick qualifies as the Compensation Committee chair in view of his business expertise and experience in understanding and facilitating executive compensation, remuneration programs, and executive succession planning.

Primary Responsibilities

The primary functions of the Compensation Committee are to:

☐

determine from time to time the remuneration for our non-executive directors

☐

evaluate the performance of our manager and report to the Board on such performance

☐

oversee our equity-based compensation plan and programs

☐

review and approve any proposed severance, termination or retention plans, agreements or payments applicable to, any of our executive officers

☐

prepare compensation committee reports

14 | Safehold Inc. 2021 Proxy Statement

Board of Directors

Nominating and Corporate Governance Committee		Meetings in 2020*:4
Members		* includes meetings held in person and by telephone conference call
☐	Stefan Selig
☐	Dean Adler
☐	Jay Nydick

The Board has determined that all members are independent for purposes of NYSE listing standards, and that Mr. Selig qualifies as the Nominating and Corporate Governance Committee chair in view of his business expertise and experience in understanding board organization, function and composition including identifying and recommending effective corporate governance policies and practices.

Primary Responsibilities

The primary functions of our Nominating and Corporate Governance Committee are to:

☐

Provide counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees

☐

identify and screen candidates for Board membership

☐

recommend to our Board of Directors potential director candidates for nomination

☐

oversee the annual evaluation of and report to the Board on the performance and effectiveness of the Board and its committees, and recommend to the Board any changes concerning the composition, size, structure and activities of the Board and its committees

☐

periodically review and, if appropriate, recommend to the Board of Directors changes to, our corporate governance policies and procedures

☐

recommend to the full Board of Directors the appointment of each of our executive officers

☐

consider possible Board and management conflicts of interest and make recommendations to prevent, minimize, or eliminate such conflicts of interest

☐

oversee our programs, policies and practices relating to charitable, political, social and environmental issues, impacts and strategies

In recommending potential director candidates for nomination to our Board of Directors, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate.

These factors may include judgment, skill and experience with businesses and other organizations comparable to us. The charter of our Nominating and Corporate Governance Committee also identifies diversity as one factor which the committee may consider when nominating a candidate for election to the Board. Diversity includes not only factors such as gender, race, ethnicity, and age, but also background, experience, skills, accomplishments, personal qualities and other traits desirable to achieve a representative mix of qualified individuals.

The Nominating and Corporate Governance Committee may solicit and consider suggestions of the directors or management regarding possible nominees, may consider nominees suggested by shareholders and generally shall guide the process of recruiting new directors. The Committee may employ professional search firms or consultants to assist us in identifying potential members of the Board with the desired skills and disciplines. Nominations made by shareholders should be made in accordance with the procedures set forth below in this section under "Shareholder Nominations for the Board." Candidates proposed by shareholders will be considered using the same criteria and in the same manner as all other candidates.

Committee Charters

Our Audit, Compensation and Nominating and Corporate Governance Committees have adopted charters that meet the standards established by the NYSE. Copies of these charters are available on our website at www.safeholdinc.com and will be provided in print, without charge, to any shareholder who requests copies.

Safehold Inc. 2021 Proxy Statement | 15

Board of Directors

Board of Directors Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was formerly an officer or an employee of the organization. None of our executive officers other than Mr. Sugarman, who is a director of iStar, serves as a member of the Board of Directors or

Compensation Committee of any entity that has one or more executive officers serving as a member of our Board, nor has such interlocking relationship existed in the past.

Service on Other Boards

In view of the commitment of time and effort that is required of a director of a public company, our Board has established a guideline that its directors should not serve on the boards of more than four public companies simultaneously, and our CEO should not serve on the boards of more than two public companies simultaneously.

Risk Oversight

Our Board of Directors plays an active role in overseeing management of our risks. The committees of our Board of Directors assist the full Board in risk oversight by addressing specific matters within the purview of each committee. At Board and committee meetings throughout the year, management discusses the risk exposures identified as being most significant to the organization and the actions that management may take to monitor the exposures. Specifically, the Audit Committee receives regular updates from management on cybersecurity and IT security, internal and external security reviews, data protection, risk assessments, breach preparedness and response plans in overseeing our cybersecurity risk management program, and updates the Board as appropriate.

☐ Our Audit Committee focuses on oversight of financial, operational, IT, cybersecurity, and compliance risks	☐ Our Compensation Committee focuses on risks relating to our equity compensation plans and arrangements	☐ Our Nominating and Corporate Governance Committee focuses on reputational and corporate governance risks, including the independence of our Board of Directors

While each committee is responsible for evaluating certain risks and overseeing the management of those risks, our full Board of Directors keeps itself regularly informed regarding such risks through regular committee reports and otherwise. We are confident the leadership structure of our Board of Directors supports effective and efficient risk management and oversight.

16 | Safehold Inc. 2021 Proxy Statement

Board of Directors

Director Nominations by Shareholders

Our Nominating and Corporate Governance Committee will consider candidates for nomination recommended by our shareholders and will evaluate candidates using the same criteria as candidates identified by the Committee set forth in this section under "Director Nominations and Qualifications." Shareholder nominations should be submitted in writing to:

Safehold Inc. Attention: Corporate Secretary 1114 Avenue of the Americas 39th Floor New York, NY 10036

Shareholders may make nominations directly by following the procedure specified in our bylaws. Specifically, our bylaws require shareholders who nominate candidates to deliver written notice to the Corporate Secretary of Safehold, Inc. not less than 60 days prior to the meeting of shareholders. If the date of the meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 days prior to the meeting date, the nomination must be delivered to the Corporate Secretary of Safehold not later than the close of business on the 10th day following the announcement of the meeting date. The advance notice provision requires the shareholder to submit specific information concerning itself and the proposed nominee, including ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee. In addition, we require a written statement of willingness and affirmative desire to serve in a manner representing the interest of all shareholders.

The presiding officer of the meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by our bylaws are also applicable to shareholders who bring any other business before an annual meeting of the shareholders.

Communications with the Board

We provide the opportunity for interested parties, including shareholders, to communicate with members of the Board. Interested parties may communicate with our lead independent director, the other independent Board members or the chair of any of the committees of the Board by e-mail or regular mail.

CorporateSecretary@safeholdinc.com

To the Lead Independent Director, the independent directors, individual committee chairs, as the case may be:
Safehold Inc.
Attention: Corporate Secretary
1114 Avenue of the Americas
39th Floor
New York, NY 10036

Our Corporate Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. The Corporate Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate Board member(s). However, we reserve the right to disregard any communication that our Corporate Secretary determines is unduly hostile, threatening, or illegal, does not reasonably relate to us or our business, or is similarly inappropriate. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to inappropriate communications including abusive, repetitive, or in bad taste communications or communications that present safety or security concerns.

Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. A shareholder, or other interested party, may communicate anonymously and/or confidentially.

Safehold Inc. 2021 Proxy Statement | 17

Board of Directors

Director Compensation

Each of our directors, other than Mr. Sugarman, our Chairman and Chief Executive Officer, was awarded 5,500 fully-vested shares of our common stock in May 2020 as compensation for services as a director during 2020. No other compensation was paid by us to our directors during 2020. We evaluate periodically the compensation program for our directors who are not officers or employees of our manager or iStar and in the future may consider modifying it to consist of annual cash retainer fees and long-term equity awards, which may include additional cash or equity compensation to such directors who also serve on a committee. We reimburse each of our directors who are not officers or employees of our manager or

iStar for his or her travel expenses incurred in connection with his or her attendance at full Board of Director and committee meetings. Directors who are officers or employees of our manager or iStar do not receive compensation for serving on our Board of Directors.

The table below summarizes the compensation information for our directors for the fiscal year ended December 31, 2020. Jay Sugarman, our Chairman and Chief Executive Officer, is not included in this table as he received no compensation for his services as a director.

Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)

Dean Adler	—	258,170	—	258,170

Robin Josephs	—	258,170	—	258,170

Jay Nydick	—	258,170	—	258,170

Stefan Selig	—	258,170	—	258,170

(1)
Amounts included in the "Stock Awards" column reflect the grant date fair value of shares of common stock awarded to directors on the grant date, computed in accordance with FASB ASC Topic 718 (without regard to forfeitures), based on the closing price of the shares on the New York Stock Exchange on the grant date.

18 | Safehold Inc. 2021 Proxy Statement

Corporate Governance

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our shareholders. Notable features of our corporate governance structure include the following:

  ☐
  our Board of Directors is not staggered, with each of our directors subject to re-election annually

  ☐
  three members of our Board of Directors, or 60% of our directors, are independent for purposes of the NYSE's corporate governance listing standards and Rule 10A-3 under the Exchange Act

  ☐
  at least one member of the Audit Committee, the chairman, is an "audit committee financial expert" within the meaning of the rules of the SEC and each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE

  ☐
  we do not currently have a shareholder rights plan and our Board of Directors has adopted a policy that our Board may not adopt any shareholder rights plan unless the adoption of the plan has been approved by shareholders representing a majority of the votes cast on the matter, except that our Board of Directors may adopt a shareholder rights plan without the prior approval of our shareholders if our Board, in the exercise of its duties, determines that seeking prior shareholder approval would not be in our best interests under the circumstances then existing. The policy further provides that if a shareholder rights plan is adopted by our Board without the prior approval of our shareholders, the shareholder rights plan will expire on the date of the first annual meeting of shareholders held after the first anniversary of the adoption of the plan, unless an extension of the plan is approved by our common shareholders

  ☐
  we have opted out of the unsolicited takeover (Title 3, Subtitle 8) provisions of the MGCL, commonly known as the Maryland Unsolicited Takeover Act, which we may not opt into without the approval of a majority of the votes cast by our shareholders entitled to vote

  ☐
  we have opted out of the business combination and control share acquisition statutes in the MGCL

A copy of our corporate governance guidelines may be found on our website at www.safeholdinc.com and will be provided in print, without charge, to any shareholder who requests a copy.

Code of Conduct

Our Board of Directors has adopted a Code of Conduct that sets forth the principles of conduct and ethics to be followed by our directors, officers, our manager and employees of our manager who perform services for us. The purposes of the Code of Conduct are to promote:

  ☐
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships

  ☐
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications

  ☐
  compliance with applicable governmental laws, rules and regulations
  ☐
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and accountability for adherence to the Code

A copy of the Code of Conduct has been provided to each of our directors, officers, the manager and relevant employees, who are required to acknowledge that they have received and will comply with the Code. A copy of the Company's Code of Conduct has been previously filed with the SEC and is incorporated by reference in this Annual Report on Form 10-K as Exhibit 14.1. The Code of Conduct is also available on the Company's website at www.safeholdinc.com.

We will disclose on our website material changes to the Code of Conduct, or any waivers for directors or executive officers, if any, within four business days of any such event. As of December 31, 2020, there have been no amendments to the Code of Conduct and we have not granted any waivers from any provision of the Code of Conduct to any directors or executive officers.

Safehold Inc. 2021 Proxy Statement | 19

Corporate Governance

Disclosure Committee

We maintain a Disclosure Committee consisting of members of our executive management and senior staff of our manager. The purpose of the Disclosure Committee is to oversee our system of disclosure controls and assist and advise the CEO and CFO in making the required certifications in SEC reports. The Disclosure Committee brings together on a regular basis key representatives from our core business and employees involved in the preparation of our financial statements to discuss any issues or matters of which the members are aware that should be considered for disclosure in our public SEC filings, and review our draft periodic SEC reports prior to filing. The Disclosure Committee reports to our CEO and, as appropriate, to our Audit Committee. The Disclosure Committee meets quarterly and otherwise as needed. The Disclosure Committee has adopted a written charter to memorialize the Committee's purpose and procedures. A copy of the charter will be provided in print, without charge, to any shareholder who requests a copy.

Environmental, Social & Governance (ESG) Program

We are focused on identifying the risks and opportunities related to ESG issues that are relevant to our business. Due to being externally managed and having no employees, as well as an absence of control over buildings and improvements located on our ground lease investments, our circumstances are somewhat unique. During 2020, we have undertaken initiatives to help us promote long-term stability and sustainability in our business. These include working with our manager's recently-formed ESG Advisory Council, including key members of senior management, to steer integrative ESG initiatives and promote positive ESG impact consistent with our long-term objectives. The Council is developing a plan to ensure Safehold: (1) understands ESG risks and opportunities that are material to our business and our stakeholders, (2) communicates effectively with external agencies and aggregators that evaluate ESG programs, (3) communicates our ESG priorities, requirements and preferences to iStar, as our manager, and (4) is appropriately positioned to attract and retain ESG-conscious investor capital.

In 2020, we released an inaugural ESG report to provide an overview of the sustainability and ESG issues that we prioritize. This report may be found on our website at https://www.safeholdinc.com/sustainability. The report demonstrates our sense of corporate responsibility, showcases our commitment to our workforce, and documents how we consider ESG issues in our decision making. It also underscores our position as one of the few companies whose business model requires us to have a long-term outlook, in line with the 99-year horizon of our ground lease investments. Our 2021 ESG report, published in April, provides more details on our goals and progress in these important areas.

Cybersecurity

To protect our internal and our customers' data, we continued to pursue initiatives in 2020 to identify and, if necessary, remediate potential weaknesses in our information security; enhance our internal cyber awareness training programs; and improve access to key information for the purpose of promoting operational efficiencies in data management. Our recent cybersecurity initiatives include:

Data migration.    Our manager, on our behalf, migrated all company data and on-premise infrastructure to the cloud, allowing us to take advantage of cloud providers' security innovations against malware and DDoS (distributed denial of service) attacks. Our manager's employees working from home are required to connect through a VPN (virtual private network).

Cyber training.    Our workforce participated in two mandatory cyber awareness trainings conducted by our manager using an independent third-party security training provider. After each training was complete, our manager performed monthly penetration and phishing tests to keep our workers sharp.

20 | Safehold Inc. 2021 Proxy Statement

Corporate Governance

Communications plan.    We created a cyber breach communications plan using protocols from our cybersecurity consultants. The plan offers defined crisis guidelines for communicating a security breach to affected stakeholders, so we can answer questions and respond to concerns quickly, accurately and transparently.

Authorization.    Our manager uses Multiple Factor Authentication (MFA) for ensuring that only authorized individuals can access our network, as well as password protection and other protective measures.

Our manager is responsible for managing our cybersecurity program on our behalf. The Audit Committee of our Board of Directors has responsibility for oversight of our cybersecurity risk management programs. Management provides periodic reports to the Audit Committee, at regular Committee meetings throughout the year, on relevant cybersecurity issues. We have not experienced any cybersecurity or information security breaches and, accordingly, have not incurred any expenses due to information security breach penalties or settlements. We maintain cyber liability insurance coverage to protect against risks of cyber attacks and other information security breaches.

No Shareholder Rights Plan

We do not have a shareholder rights plan (see "Corporate Governance Profile" above).

Safehold Inc. 2021 Proxy Statement | 21

Executive Compensation

Compensation Committee Report

Our Compensation Committee has furnished the following report. The information contained in this "Compensation Committee Report" is not to be deemed "soliciting material" or "filed" with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.

Our Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" required by Item 402(b) of Regulation S-K of the Exchange Act with management.

Based on such review and discussions, our Compensation Committee recommended to our Board that the "Compensation Discussion and Analysis" be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors:
Jay Nydick (Chairman) Dean Adler Stefan Selig

22 | Safehold Inc. 2021 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for our Chairman and Chief Executive Officer, our President and Chief Investment Officer, our Chief Financial Officer, and our Chief Accounting Officer, who served as our temporary interim principal financial officer until March 2020, whom we have determined comprise our "named executive officers," as such term is defined in Item 402(a) of Regulation S-K of the Exchange Act, for our fiscal year ended December 31, 2020.

We are externally managed by a wholly owned subsidiary of iStar, which is our largest shareholder. All of our senior executives are employees of our manager or its affiliates. The location of the executive offices and telephone number of our manager are:

SFTY Manager LLC 1114 Avenue of the Americas 39th Floor New York, NY 10036

(212) 930-9400

Our named executive officers who served during 2020 were:

  •
  Jay Sugarman, Chairman and Chief Executive Officer

  •
  Marcos Alvarado, President and Chief Investment Officer

  •
  Jeremy Fox-Geen, Chief Financial Officer (since March 2020)

  •
  Garett Rosenblum, Chief Accounting Officer (our temporary interim principal financial officer until March 2020)

All of these individuals hold identical titles and roles at iStar.

Information for Jay Sugarman, our Chairman and Chief Executive Officer, is presented on page 7 under the heading "Director Nominees." All of our named executive officers serve at the pleasure of the Board of Directors and are customarily appointed as officers at the annual organizational meeting of the Board held following each Annual Meeting of Shareholders.

Overview of Compensation Program / Management Agreement

We have been externally managed and advised by a wholly-owned subsidiary of iStar pursuant to the Management Agreement since our inception in 2017. As a result, our named executive officers do not currently receive any compensation directly from us or any of our subsidiaries for serving as our executive officers, other than the CARET Unit awards as discussed below.

Our manager provides the day-to-day management of our business and operations. Our Chief Executive Officer, President and Chief Investment Officer, Chief Financial Officer and other senior officers are senior iStar officers. We do not have any employees. The Management Agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling our manager's obligations to us under the Management Agreement and does not require a specified amount or percentage of the fees paid to the manager to be allocated to the named executive officers.

We pay our manager a management fee in accordance with the Management Agreement. Our manager is paid a quarterly management fee that increases incrementally as our total equity increases, from 1% to 1.5% of total equity. The quarterly management fee is payable either in cash or in shares of our common stock, at the election of our independent directors. The Management Agreement does not provide for an incentive fee. For the fiscal year ended December 31, 2020, we recorded $12.7 million in management fees to our manager.

We pay, or reimburse our manager for, certain of our operating expenses as well as the costs of personnel performing certain legal, accounting, finance, due diligence tasks and other services, in each case except those specifically required to be borne or elected not to be charged by our manager under the Management Agreement. In 2020, we did not reimburse our manager or its affiliates for the salaries and other compensation of our named

Safehold Inc. 2021 Proxy Statement | 23

Executive Compensation

executive officers. In 2020, we reimbursed our manager or its affiliates for the allocable share of compensation, including, without limitation, annual base salary, bonus, any related withholding taxes and employee benefits, paid to certain finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment personnel of our manager and its affiliates who spend all or a portion of their time managing our affairs, based upon the percentage of time devoted by such personnel to our affairs. In 2020, we also reimbursed our manager for our allocable share of rent, utilities and other overhead. For the fiscal year ended December 31, 2020, we were allocated a total of $5.0 million in expenses by our manager.

The initial term of the Management Agreement, as amended to the date of this proxy statement, runs through June 30, 2023 and is terminable only for certain "cause" events. After the initial term, the agreement is automatically renewed each year for an additional one-year term, unless at least two-thirds (2/3) of our independent directors decline to renew the agreement based on unsatisfactory performance, in which event the manager will receive a termination fee equal to three times the annual management fee. After seven annual renewals, we may decline to renew the Management Agreement if at least two-thirds (2/3) of our independent directors determine that the management fee is unfair, and parties are unable, after good faith negotiations, to agree on a new fee. A termination fee will be payable upon such termination.

Executive Compensation Paid by Our Manager and Its Affiliates

Our Chief Executive Officer and other named executive officers are employees of iStar, our manager's parent company, and are compensated under compensation arrangements made with iStar. iStar does not compensate its employees specifically for services rendered in performing obligations to us under the Management Agreement because these individuals also provide services relating to iStar's other business activities.

iStar has informed us that it does not segregate or identify the portion of the compensation awarded to our named executive officers that is attributable to their services to us. The total compensation of our named executive officers reflects the performance of services relating to all of iStar's activities in addition to services provided by these individuals to us.

For context with respect to our named executive officers' compensation, iStar reports that it paid our named executive officers aggregate base salary, annual incentive bonus and long-term incentive compensation in the aggregate amount of $7.2 million during 2020, which amount represented 57% of the management fee we paid to our manager in 2020.

iStar reports that its compensation program is designed to foster a strong pay-for-performance culture. In setting compensation for its professionals, including our Chief Executive Officer and our other named executive officers, iStar takes into consideration various factors, including the type, scope and level of responsibility of the duties performed by individual employees and the performance and accomplishments of the individual employees in contributing to iStar's achievement of current and long-term strategic, business, and financial goals. One of iStar's publicly-announced goals was to scale our ground lease business. As part of determining the compensation that was paid by iStar to our Chief Executive Officer and our other named executive officers, iStar advises that it took into account several factors relevant to our performance during 2020, including that our ground lease portfolio grew to approximately $3.2 billion (approximately a $500 million increase), we achieved 31% year-over-year growth in earnings per share, and our total shareholder returns of 82% ranked us as the top performing stock among NAREIT members.

While these achievements were considered by iStar in making its compensation decisions, iStar advises that it did not attempt to rank or assign relative weight to any of them versus achievements that were not related to our business, but rather applied its judgment in considering all factors in their entirety.

In setting compensation for its individual employees, including our Chief Executive Officer and other named

24 | Safehold Inc. 2021 Proxy Statement

Executive Compensation

executive officers, iStar did not take into account the amount of the management fee we pay to our manager, and no portion of the management fee paid in 2020 was allocated directly to any of our senior executives.

Role of Compensation Committee

Since we do not have any employees and do not pay our named executive officers or other officers any compensation, our Compensation Committee does not currently make any recommendations regarding the base salaries, annual incentive bonuses or long-term compensation awards paid to our named executive officers by iStar. Our Compensation Committee reviews and approves any equity based awards that we may grant under our 2017 Equity Incentive Plan or our CARET Performance Incentive Plan from time to time to our named executive officers or other officers based on recommendations from our Chief Executive Officer. The Compensation Committee also oversees risk when it considers granting equity awards under the 2017 Equity Incentive Plan or our CARET Performance Incentive Plan.

Equity Compensation

The Compensation Committee may, from time to time, grant equity-based awards under the 2017 Equity Incentive Plan. These equity-based awards are designed to align the interests of our manager and its personnel in providing services to us under our management agreement with the interests of our shareholders. This allows our manager and its personnel to share in the creation of long-term value for our shareholders through stock appreciation and dividends. These equity-based awards are generally subject to time-based and possibly other vesting requirements designed to promote retention and to achieve strong corporate performance. These awards further provide flexibility to us in our ability to enable our manager and its affiliates who support our manager to attract, motivate and retain talented individuals.

2017 Equity Incentive Plan.    The 2017 Equity Incentive Plan provides for the issuance of equity-based awards, including restricted shares of common stock, restricted stock units, stock options, phantom shares, dividend equivalents and other awards based on our common stock. Shares of common stock issued to our independent directors in respect of their annual director fees are also issued under this plan. Our Board of Directors has delegated its administrative responsibilities under the 2017 Equity Incentive Plan to the Compensation Committee. In its capacity as plan administrator, the Compensation Committee has the authority to make awards to members of our manager's management team and employees who perform services for us, our independent directors, advisers, consultants and other personnel, and to determine what form the awards will take and the terms and conditions of the awards. As described above at page 18 under Director Compensation, each of our directors, other than Mr. Sugarman, our Chairman and Chief Executive Officer, was awarded 5,500 fully-vested shares of our common stock in May 2020 as compensation for services as a director during 2020. No other compensation was paid by us to our directors during 2020. Other than these awards to directors, no awards were granted by us during 2020 under the 2017 Equity Incentive Plan.

CARET Performance Incentive Plan    In 2018 the Compensation Committee adopted, and in 2019 our shareholders approved, the CARET Performance Incentive Plan to provide directly aligned incentives to management to capture capital appreciation embedded in our ground lease portfolio. Our ground leases typically contain residual rights providing that following the expiration or earlier termination of the lease (e.g., due to an uncured tenant default), we have the right to own the combined property associated with the lease because we regain possession of the land and receive title to the buildings and other improvements thereon for no additional consideration. After we recover our cost basis in the ground leases, any additional principal payments generated as a result of these residual rights are included in what we refer to as the "Owned Residual Portfolio".

CARET Units evidence a separate class of membership profit interests in our subsidiary, CARET Management Holdings LLC, designated as "CARET Units." CARET Units entitle their holder to receive

Safehold Inc. 2021 Proxy Statement | 25

Executive Compensation

distributions of cash proceeds in excess of the Company's remaining cost basis, after the repayment of transaction costs, asset-level debt and reasonable reserves, from (1) the sale of a ground lease or a combined property (land and improvements) or (2) a non-recourse mortgage debt refinancing of a ground lease. Our remaining cost basis for this purpose includes our acquisition costs, costs of improvements that we have acquired, carrying and financing costs on improvements that we have acquired that are not covered by revenues, and any unpaid past due rents under a ground lease. We have committed to sell a real property within 12 months after an involuntary termination of a ground lease due to a tenant default or a rejection in tenant bankruptcy, to the extent reasonably and commercially practicable. We have also committed to own all of our ground leases indirectly through our CARET subsidiary.

We created the CARET Units in 2018. A total of 10,000,000 CARET Units are authorized for issuance. Fifteen percent (15%) of that total authorized amount, or 1,500,000 CARET Units, are reserved for awards under the CARET Performance Incentive Plan, and approximately 96.5% of those CARET Units have been granted as of March 9, 2021. We own the remaining 85% of the total authorized CARET Units. CARET Units may be offered for sale in the future to independent, third-party investors, which would reduce our percentage interest in distributions made to holders of CARET Units. To the extent that an award expires or is cancelled, forfeited or otherwise terminated, the unused CARET Units will again be available for grant.

Grants of CARET Units under the CARET Performance Incentive Plan are subject to graduated vesting based on continued service and hurdles of our common stock price. Once a particular stock price hurdle is met, a portion of the awards become eligible to vest, if additional time-based conditions are satisfied. Subject to the recipient's continued service, CARET Unit awards will satisfy the time-vesting condition with respect to 25% of the award on the date on which the stock price target is attained, 25% of the award on the first anniversary of the date on which the stock price target is attained and 50% of the award on the second anniversary of the date on which the stock price target is attained. As of December 31, 2020, all stock price hurdles have been achieved.

A total of 49,950 CARET Units, representing 3.3% of the total number of CARET Units reserved for awards under the CARET Performance Incentive Plan, were granted by us during 2020 under the CARET Performance Incentive Plan, including an award of 10,000 CARET Units (0.67% of the total number of CARET Units reserved for awards under the CARET Performance Incentive Plan) to Mr. Fox-Geen upon the commencement of his employment at iStar and an award of 1,000 CARET Units (0.07% of the total number of CARET Units reserved for awards under the Plan) to Mr. Rosenblum. None of our other named executive officers received any grants of CARET Units in 2020.

Hedging and Other Transactions

We prohibit directors and senior executives from engaging in transactions in our securities that are inconsistent with a long-term investment in our company. These transactions include any trading activity designed to profit from fluctuations in the price of these securities, such as short sales. We also prohibit the use of forward contracts, equity swaps, collars, exchange funds, puts, calls, options and other derivative securities or any instruments designed to increase in value as a result of, or hedge or offset any decrease in, the market value of our securities.

We prohibit directors and senior executives from significant pledging of our securities as collateral for a loan and holding our securities in a margin account. Any pledging of our securities or margin account arrangements must be pre-approved by our board. The board will not approve any pledges or margin account arrangements unless (a) an individual clearly demonstrates the financial capacity to repay the loan or meet a margin call using available cash or liquid securities without resort to the pledged shares, or (b) the amount of pledged shares or shares held in a margin account is not significant in comparison to the individual's total ownership of our shares, or (c) the aggregate amount of pledged shares by all insiders is not significant compared to our total outstanding shares.

26 | Safehold Inc. 2021 Proxy Statement

Executive Compensation

Summary Compensation Table

For the year ended December 31, 2020, as well as in previous years, we did not provide any of our named executive officers with any cash compensation. The following table sets forth for the year indicated the annual compensation paid by us to our named executive officers1 with respect to awards of CARET Units:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)[2]	All Other Compensation(1) ($)[3]	Total

Jay Sugarman	2020	—	—	—
Chairman and Chief Executive Officer	2019	—	—	—
	2018	—	—	$735,000	—

Marcos Alvarado	2020	—	—	—
President and Chief Investment Officer	2019	—	—	—
	2018	—	—	$367,500	—

Jeremy Fox-Geen(3)	2020	—	—	$115,700	—
Chief Financial Officer (since March 2020)

Garett Rosenblum	2020	—	—	$11,570
Chief Accounting officer (temporary interim
principal financial officer until March 2020)

(1)
The named executive officers are employees of our manager or its affiliates and are not paid any cash compensation by us.

(2)
Amounts included in the "Stock Awards" column reflect the full grant date fair value of CARET Units granted during the applicable fiscal year calculated in accordance with FASB ASC Topic 718, determined based on a valuation analysis dated June 25, 2018 for awards granted in 2018, and a valuation analysis dated December 31, 2019 for awards granted in 2020, in each case performed by an independent third-party valuation firm. For additional information, refer to Note 11 to the Company's consolidated financial statements for the fiscal year ended December 31, 2020, included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(3)
Mr. Fox-Geen was appointed our and iStar's Chief Financial Officer in March 2020.

Grant of Plan-Based Awards

The following table provides information regarding awards of CARET Units granted to our named executive officers during the year ended December 31, 2020.

Name (a)	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Jeremy Fox-Geen	3/23/2020	10,000	$115,700

Garett Rosenblum	2/28/2020	1,000	$11,570

(1)
Amounts shown reflect the number of CARET Units granted on March 23, 2020 to Mr. Fox-Geen and on February 28, 2020 to Mr. Rosenblum under the CARET Performance Incentive Plan. The grant date fair value of such Units was calculated in accordance with FASB ASC Topic 718, determined based on a valuation analysis dated December 31, 2019 performed by an independent third-party valuation firm. For additional information, refer to Note 11 to the Company's consolidated financial statements for the fiscal year ended December 31, 2020, included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Safehold Inc. 2021 Proxy Statement | 27

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End[4]

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2020.

			Stock Awards

Name	Grant Date		Number of Shares or Units That Have Not Vested[5] (#)		Market Value of Shares or Units That Have Not Vested ($)(1)

Jay Sugarman	9/18/2018	(2)	183,750	(3)	$2,125,988

Marcos Alvarado	9/18/2018	(4)	135,000	(3)	$1,561,950

Jeremy Fox-Geen	3/23/2020		5,000	(3)	$57,850

Garett Rosenblum	9/18/2018		2,500	(3)	$28,925
	2/28/2020		500	(3)	$5,785

(1)
Based on the fair market value of a CARET Unit on December 31, 2020 of $11.57 per unit, determined based on a valuation analysis dated December 31, 2019 performed by an independent third-party valuation firm. For additional information, refer to Note 11 to the Company's consolidated financial statements for the fiscal year ended December 31, 2020, included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)
On September 18, 2018, Mr. Sugarman assigned his rights to an aggregate of 367,500 CARET Units to family trusts established for estate planning purposes, for no consideration. Mr. Sugarman is neither a trustee nor a beneficiary of such trusts.

(3)
Represents CARET Units that have attained the applicable stock price targets but have not yet satisfied all time-based vesting conditions. CARET Units that have attained the applicable stock price targets vest with respect to 25% of the award on the date on which a stock price target is attained, 25% of the award on the first anniversary of the date on which a stock price target is attained and 50% of the award on the second anniversary of the date on which a stock price target is attained.

(4)
On November 15, 2018, Mr. Alvarado assigned his rights to an aggregate of 67,500 CARET Units to a family trust established for estate planning purposes, for no consideration. Mr. Alvarado is neither a trustee nor a beneficiary of such trust. On December 31, 2019, Mr. Alvarado assigned his rights to an aggregate of 30,000 CARET Units to his spouse, for no consideration.

Option Exercises and Stock Vested Table

The following table provides information regarding the vesting of CARET Units held by our named executive officers during the year ended December 31, 2020.

	Stock Awards

Name	Number of Shares or Units Acquired on Vesting (#)	Value Realized on Vesting[11] ($)

Jay Sugarman	183,750	2,125,988

Marcos Alvarado	135,000	1,561,950

Jeremy Fox-Geen	5,000	57,850

Garett Rosenblum	3,000	34,710

(1)
Value realized on vesting of CARET Units is calculated based on the fair market value of a CARET Unit on the vesting date of such units, determined based on a valuation analysis dated December 31, 2019

28 | Safehold Inc. 2021 Proxy Statement

Executive Compensation

  performed by an independent third-party valuation firm. For additional information, refer to Note 11 to the Company's consolidated financial statements for the fiscal year ended December 31, 2020, included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Pay Ratio Disclosure

The SEC has issued rules requiring U.S. publicly-traded companies to disclose the ratio of their Chief Executive Officer's compensation to that of their median employee. Disclosure pursuant to such rules is not included herein because we do not have any employees. iStar reports that, for 2020, the ratio of the annual total compensation of Mr. Sugarman, iStar's and our Chief Executive Officer, to the median of the annual total compensation of all of iStar's employees other than Mr. Sugarman was 5 to 1.

Indemnification

We have entered into indemnification agreements with each of our directors, executive officers, board observer and certain other parties providing for the indemnification by us for certain liabilities and expenses incurred as a result of actions brought, or threatened to be brought, against:

  ☐
  our directors, executive officers and board observer, and

  ☐
  our executive officers and certain other parties who are former members, managers, shareholders, directors, limited partners, general partners, officers, board observers or controlling persons of our predecessor in their capacities as such, as described below

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from:

  ☐
  actual receipt of an improper benefit or profit in money, property or services, or
  ☐
  active and deliberate dishonesty that was established by a final judgment and was material to the cause of action

Our corporate charter (filed as an exhibit to Annual Report on Form 10-K) contains such a provision and eliminates the liability of our directors and executive officers to the maximum extent permitted by Maryland law. We have obtained a policy of insurance under which our directors and executive officers are insured, subject to the limits of the policy, against certain losses arising from claims made against such directors and executive officers by reason of any acts or omissions covered under such policy in their respective capacities as directors or executive officers, including certain liabilities under the Securities Act. Additionally, the indemnification agreements we have entered into with each of our directors and executive officers require, among other things, that we maintain a comparable "tail" directors' and officers' liability insurance policy for six years after each director or executive officer ceases to serve in such capacity in connection with a change in control transaction.

Safehold Inc. 2021 Proxy Statement | 29

Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm

Audit Matters

The Audit Committee of the Board of Directors, with the concurrence of the Board, has selected Deloitte & Touche LLP, an independent registered public accounting firm, to be our auditors for the fiscal year ending December 31, 2021, subject to ratification by our shareholders. We expect representatives of Deloitte & Touche LLP to attend the 2021 Annual Meeting of Shareholders, to make a statement, if they desire, and to respond to appropriate questions.

Accounting Fees and Services

Fees paid to Deloitte & Touche LLP, or Deloitte, our independent registered public accounting firm for the fiscal year ended December 31, 2020 and for the fiscal year ended December 31, 2019 were as follows:

	Fiscal Year Ended December 31,

Type of Fee	2020 ($)	2019 ($)

Audit fees	626,000	470,000

Audit-related fees	—	68,000

Tax fees	46,587	179,097

All other fees	—	—

Total fees	672,587	717,097

Audit Fees

These fees were incurred for professional services rendered in connection with integrated audits of our consolidated financial statements and our internal control over financial reporting, limited reviews of our unaudited consolidated interim financial statements and comfort letters.

Audit-Related Fees

The fees incurred during the fiscal year ended December 31, 2019 for audit-related professional services rendered by Deloitte included fees related to the audits of subsidiaries' financial statements and reviews of SEC filings.

Tax Fees

These fees were incurred for professional services rendered in connection with tax compliance, tax advice and tax planning. These services included income tax compliance and related tax services.

Our Audit Committee is responsible for retaining and terminating our independent registered public accounting firm (subject, if applicable, to shareholder ratification) and for approving the performance of any non-audit services by the independent registered public accounting firm. In addition, the Audit Committee is responsible for reviewing and evaluating the qualifications, performance and independence of the lead partner of the independent registered public accounting firm and for presenting its conclusions with respect to the independent registered public accounting firm to the full board.

The Audit Committee has the sole authority to approve fees and terms of all audit services, as well as significant non-audit services, performed by the independent registered public accounting firm. During fiscal 2020, the Audit Committee approved all fees and terms of all audit services performed by Deloitte, as well as all significant non-audit services performed by Deloitte.

30 | Safehold Inc. 2021 Proxy Statement

Audit Matters

Report of the Audit Committee

The Audit Committee oversees the financial reporting process of Safehold Inc., or the Company, on behalf of the Board of Directors of the Company in accordance with our Audit Committee charter. The Board, in its judgment, has determined that all members of our Audit Committee meet the independence requirements of the SEC, or SEC, and the New York Stock Exchange, or NYSE. The Board has also determined that at least one member of the Audit Committee, the chairman, is an "audit committee financial expert" within the meaning of the rules of the SEC and that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE. We operate under a written charter approved by the Board, consistent with the corporate governance rules issued by the SEC and the NYSE. The Audit Committee charter is available on the Company's website at www.safeholdinc.com and will be provided in print, without charge, to any shareholder who requests a copy.

The Company's management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining a system of internal controls over financial reporting, as well as disclosure controls and procedures.

We are directly responsible for the appointment, compensation, retention, oversight and termination of the Company's external auditors. We have appointed Deloitte & Touche LLP, or Deloitte, an independent registered public accounting firm, to audit the consolidated financial statements of the Company for the year ending December 31, 2021.

The independent registered public accounting firm is responsible for auditing the effectiveness of the Company's internal controls over financial reporting and for expressing its opinion thereon, in addition to auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States. We also approved the engagement of an accounting firm to assist the Company in the preparation of its documentation, testing and evaluation of internal controls over financial reporting and reviewed their performance. We do not prepare financial statements or conduct audits.

In its capacity as the Company's independent registered public accounting firm for the 2020 fiscal year, Deloitte issued a report on the consolidated financial statements as of and for the year ended December 31, 2020. In connection with the December 31, 2020 audited consolidated financial statements, we have:

  ☐
  reviewed and discussed with management and the independent registered public accounting firm the Company's internal controls over financial reporting, including a review of management's and the independent registered public accounting firm's assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses;

  ☐
  reviewed and discussed with management and the independent registered public accounting firm the Company's audited financial statements, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, and the reasonableness of significant judgments;

  ☐
  discussed with the independent registered public accounting firm the items that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; and

  ☐
  reviewed and considered the written disclosures in the letter received from Deloitte, as required by the PCAOB, regarding the independent accountant's communications with the Audit Committee regarding independence, including a discussion about its independence from the Company and management.

Safehold Inc. 2021 Proxy Statement | 31

Audit Matters

Based on the reviews and discussions above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter in effect in 2020, we recommended to the Board that the audited consolidated financial statements for 2020 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 10-K Report"), for filing with the SEC. The board approved our recommendation.

Submitted by the Audit Committee
of the Board of Directors:

Dean Adler (Chairman)
Jay Nydick
Stefan Selig

The above report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

32 | Safehold Inc. 2021 Proxy Statement

Audit Matters

Proposal 3—Non-Binding, Advisory Shareholder Vote on Executive Compensation ("Say on Pay")

We are presenting our shareholders with the opportunity to vote on the compensation of our named executive officers as described in this proxy statement, commonly referred to as the "Say on Pay" vote. This resolution is required pursuant to Section 14A of the Securities Exchange Act. This is the first year in which this Say on Pay vote is applicable to us. The Say on Pay vote is advisory and will not be binding upon the Board of Directors. However, the Board values our shareholders' opinions and will take into account the outcome of the Say on Pay vote when considering future executive compensation arrangements.

Our compensation policies and practices are described in the Executive Compensation section of this proxy statement, and in particular the Compensation Discussion and Analysis section, and shareholders are urged to read this information carefully. We believe our pay practices, as described in this proxy statement, are strongly aligned with the long-term interests of our shareholders. We are requesting your non-binding vote FOR approval of the following resolution:

    "RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation of the named executive officers as described in the Proxy Statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and related compensation tables, notes and narrative disclosure in the Proxy Statement."

As discussed in Proposal No. 4 below, our Board is recommending that our shareholders vote for one year as the frequency of our future Say on Pay votes. Unless our Board modifies its determination on the frequency of future Say on Pay votes, the next Say on Pay vote will be held at the annual meeting of shareholders in 2022.

The Board of Directors recommends that you vote FOR approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis and other disclosure in this proxy statement.

Safehold Inc. 2021 Proxy Statement | 33

Audit Matters

Proposal 4—Non-Binding, Advisory Shareholder Vote on the Frequency of the Advisory Shareholder Vote on Executive Compensation ("Say When on Pay")

In addition to the "Say on Pay" vote described under Proposal 3, we are presenting our shareholders with the opportunity to vote on how frequently the Say on Pay vote is presented to shareholders, commonly referred to as the "Say When on Pay" vote. This advisory vote is required pursuant to Section 14A of the Securities Exchange Act. This is the first year in which this Say When on Pay vote is applicable to us. Shareholders have the opportunity to express a preference to hold the Say on Pay vote every year, every two years, or every three years, or to abstain. The Say When on Pay vote is advisory and will not be binding upon the Board of Directors. However, the Board values our shareholders' opinions and will take into account the outcome of the Say When on Pay vote when considering how frequently to present the Say on Pay vote to shareholders.

Our Board has determined that it is appropriate to hold the Say on Pay vote every year, as it will enable our shareholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our Proxy Statement. Shareholders are not being asked to approve or disapprove the Board's recommendation, but rather to indicate your preference for the frequency of a "Say on Pay" vote among the following frequency options: One Year, Two Years or Three Years, or to abstain from voting

The Board of Directors recommends that you vote to hold a Say on Pay vote every year to approve the compensation of our named executive officers

34 | Safehold Inc. 2021 Proxy Statement

Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information available to us as of March 9, 2021 (except as otherwise indicated) with respect to any common stock owned by our directors, nominees for director and executive officers, and any individual or group of shareholders known to be the beneficial owner of more than 5% of our issued and outstanding common stock. We have no options or similar securities outstanding that are currently exercisable or exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owners(1)	Common Stock Beneficially Owned(1)		% of Basic Common Stock Outstanding(2)

Dean S. Adler(3)	435,500	(4)	*

Robin Josephs(3)	46,750	(5)	*

Jay S. Nydick(3)	50,500	(6)	*

Stefan M. Selig(3)	45,500	(7)	*

Jay Sugarman(3)	105,652	(8)	*

Marcos Alvarado(3)	25,891	(9)	*

Jeremy Fox-Geen(3)	0		*

Garett Rosenblum(3)	5,155	(10)	*

iStar Inc. 1114 Avenue of the Americas New York, New York 10036	34,815,550	(11)	65.37%

SFTY Venture LLC 280 Park Avenue 9th Floor New York, New York 10017	4,248,435	(12)	7.98%

SFTY VII-B LLC, c/o Lubert-Adler Group VII-B Holdings, LLC 2929 Arch Street Suite 1650 Philadelphia, Pennsylvania 19104	435,500	(3)	0.82%

All executive officers, directors and nominees for director as a group (8 persons)	714,948		1.34%

*
Less than 1%

(1)
Except as otherwise indicated and subject to applicable community property laws and similar statutes, the person listed as the beneficial owner of shares has sole voting power and dispositive power with respect to the shares.

(2)
As of March 9, 2021, 53,262,820 shares of common stock were outstanding and entitled to vote.

(3)
Safehold Inc., c/o iStar Inc., 1114 Avenue of the Americas, 39th Floor, New York, NY 10036.

(4)
At Mr. Adler's direction, the shares of our common stock which Mr. Adler has been entitled to receive as compensation for his services as a director have been issued and delivered to SFTY VII-B LLC. Mr. Adler's reported ownership includes 435,500 shares of common stock owned directly by SFTY VII-B LLC. SFTY VII-B LLC's sole member is Lubert-Adler Real Estate Fund VII-B, L.P. Lubert-Adler Real Estate Fund VII-B, L.P.'s general partner is Lubert-Adler Group VII-B, LLC. Lubert-Adler Group VII-B, LLC's sole member is Lubert-Adler Group VII-B

Safehold Inc. 2021 Proxy Statement | 35

Stock Ownership Information

  Holdings, L.P. Lubert-Adler Group VII-B Holdings, L.P.'s general partner is Lubert-Adler Group VII-B Holdings, LLC. Mr. Adler is one of two members of Lubert-Adler Group VII-B Holdings, LLC. As a result, Mr. Adler may be deemed to share beneficial ownership of the reported shares. Mr. Adler expressly disclaims beneficial ownership of the reported shares except to the extent of his pecuniary interest therein.

(5)
Includes 11,750 shares of common stock owned directly by Ms. Josephs, 25,000 owned indirectly through a family trust, and 10,000 restricted stock units owned indirectly through a family trust, representing the right to receive 10,000 shares of common stock when the units settle on July 1, 2022.

(6)
Includes 15,000 shares of common stock owned directly by Mr. Nydick and 35,500 owned indirectly through a family trust.

(7)
Includes 45,500 shares of common stock owned directly by Mr. Selig.

(8)
Includes 32,634 shares of common stock owned directly by Mr. Sugarman and 73,018 shares of common stock owned indirectly through trusts.

(9)
Includes 25,891 shares of common stock owned directly by Mr. Alvarado.

(10)
Includes 5,155 shares of common stock owned directly by Mr. Rosenblum.

(11)
This beneficial ownership information is based solely on a Form 4, dated February 18, 2021, filed with the SEC by iStar Inc.

(12)
This beneficial ownership information is based solely on a Schedule 13G, dated February 11, 2021, filed with the SEC by SFTY Venture LLC. 2,125,000 shares are held directly by SFTY Venture LLC. GIC Real Estate, Inc., the investment manager for SFTY Venture LLC, has the power to vote and dispose of such shares. GIC Real Estate, Inc. shares such powers with GIC Real Estate Private Limited and GIC Private Limited. 2,123,435 shares are held directly by GIC Private Limited ("GIC"). GIC has the sole power to vote and the sole power to dispose of the shares beneficially owned by it.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Directors, officers and greater than 10%

shareholders are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners were met.

36 | Safehold Inc. 2021 Proxy Statement

Certain Relationships and Related Transactions

Policies and Procedures with Respect to Related Party Transactions

It is the policy of our Board of Directors that all transactions between us and a related party, including any transaction with iStar, must be approved by the members of our board, or a duly authorized committee of our board, who have no financial or other interest in the transaction. A related party includes any director or executive officer, any nominee for director, any shareholder owning 5% of more of our outstanding shares, and any immediate family member of such person.

Specifically, our current policy regarding any transactions in which we and iStar are participants requires approval by a majority of our independent directors.

In determining whether to approve or ratify a related party transaction, the board will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director will participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director will provide all material information concerning the related party transaction to our board.

If a related party transaction will be ongoing, our board may establish guidelines for our management to follow in its ongoing dealings with the related party. The board may delegate to our Nominating and Corporate Governance Committee the authority to review and assess, on at least an annual basis, any such ongoing relationships with the related party to see that they are in compliance with the board's guidelines.

All related party transactions will be disclosed in our applicable filings with the SEC as required under SEC rules.

In connection with our 2017 initial public offering (the "IPO"), we entered into certain transactions with iStar and our two other pre-IPO shareholders, SFTY Venture LLC ("GICRE"), an affiliate of GIC (Realty) Private Limited, and SFTY VII-B, LLC ("LA"), an affiliate of Lubert-Adler, L.P., which are described below. We refer to GICRE and LA as the "continuing investors." GICRE is the beneficial owner of approximately 7.98% of our outstanding common stock. Dean Adler, one of our directors, is a founder of LA.

Safehold Inc. 2021 Proxy Statement | 37

Certain Relationships and Related Transactions

Management Agreement

In January 2019, in connection with iStar's additional $250 million investment in our company, we amended and restated our management agreement with our manager, which is a wholly owned subsidiary of iStar. The amended and restated management agreement was further amended in January 2020 and February 2020.

As amended, the management agreement provides for a base management fee that will increase incrementally as our Total Equity (as defined in the agreement) increases, as follows:

Management Fee (% of Total Equity)	SAFE Total Equity

1.0%	Up to $1.5 billion;

1.2%	Incremental Total Equity above $1.5 billion up to $3.0 billion

1.375%	Incremental Total Equity above $3.0 billion up to $5.0 billion; and

1.5%	Incremental Total Equity above $5.0 billion.

The management fee is payable in cash or common stock, at our election (as determined by our independent directors). Common stock issued to pay the management fee will be valued at the greater of $20.00 per share or a recent volume weighted average market price.

The management agreement, as amended, has an initial term through June 30, 2023 during which the agreement is non-terminable, except for certain "cause" events. After the initial term, the agreement will be automatically renewed for additional one-year terms, unless at least two-thirds (2/3) of our independent directors decline to renew the agreement because they have determined that the manager's long-term performance is unsatisfactory to the point of material detriment to our company.

We will be obligated to pay the manager a termination fee equal to three times the annual management fee paid in respect of the last completed fiscal year prior to the termination.

In addition, beginning with the seventh annual renewal term after the initial term and in connection with each annual renewal thereafter, we may decline to renew the management agreement if at least two-thirds (2/3) of our independent directors determine that the management fee is unfair and the manager does not accept a different fee, or the parties are unable, after good faith negotiations, to agree on a new fee. The termination fee will be payable upon such termination provided the total equity condition described above has been satisfied.

Exclusivity Agreement

Concurrently with the completion of our IPO in June 2017, we entered into an agreement with iStar pursuant to which iStar agreed that it will not acquire, originate, invest in, or provide financing for a third party's acquisition of, a ground lease unless it has first offered that opportunity to us and a majority of our independent directors has declined the opportunity. The exclusivity agreement will not apply to opportunities that include only an incidental interest in ground leases or opportunities to manufacture or otherwise create a ground lease from a property that has been owned by iStar's existing net lease venture with GICRE for at least three years after the closing of the IPO. The existing net lease venture invests in single tenant properties leased to corporate entities under triple net leases. The exclusivity agreement will automatically terminate upon any termination of the management agreement and will not otherwise be terminable.

This agreement was amended on January 14, 2020 to add a 12 month tail period to iStar's exclusivity obligations if iStar, as Safehold's manager, terminates the management agreement without cause pursuant to the terms thereof.

38 | Safehold Inc. 2021 Proxy Statement

Certain Relationships and Related Transactions

Stockholder's Agreement with iStar

In connection with iStar's additional $250 million investment in our company through the purchase of investor units on January 2, 2019, we entered into a Stockholder's Agreement dated January 2, 2019 with iStar, which sets forth certain rights and obligations of iStar and us, respectively, relating to iStar's ownership of the investor units and our common stock.

The Stockholder's Agreement with iStar provides that with respect to any matter presented for a vote or written consent of the holders of our common stock, iStar will vote all "Excess Shares" in the same proportions as the votes cast or consents delivered by holders of our common stock other than iStar. "Excess Shares" means the number of shares of our common stock, including, without limitation, shares issued in exchange for investor units ("Exchange Shares") owned by iStar from time to time that exceed 41.9% of the outstanding our common stock at such time, including the Exchange Shares. These voting limitations will remain in effect until the first date on which iStar's aggregate ownership of our common stock is less than 41.9% of the outstanding our common stock.

The Stockholder's Agreement with iStar also provides that, notwithstanding the voting limitations described above, for three years, iStar will cast all of its voting power in favor of three individuals who are independent of each of iStar and our company within the meaning of the listing rules of the New York Stock Exchange to serve as our directors. iStar has also agreed to certain standstill provisions that will remain in effect until June 30, 2022.

The Stockholder's Agreement with iStar provides that iStar will have certain rights (but not the obligation) to maintain its percentage ownership interest of our common stock by purchasing additional common stock when we issue additional shares from time to time, subject to certain exceptions. Any shares purchased by iStar pursuant to such rights will be subject to the voting power limitations set forth in the agreement.

Stockholder's Agreements with Continuing Investors

In connection with the continuing investors' investment in us, we entered into a stockholder's agreement with each of them that became effective at the closing of the IPO giving the continuing investors certain rights:

  ☐
  GICRE: The stockholder's agreement we entered into with GICRE gives GICRE the right to purchase additional shares of our common stock up to an amount equal to 10% of future issuances of common stock by us in single issuances of at least $1 million, and on a quarterly basis in respect of other issuances. The purchase price paid by GICRE will be the same price as the price per share implied by the transaction that resulted in the relevant issuance, and for issuances pursuant to our equity incentive plans, will be based on prevailing market prices for our common stock, except that, if iStar purchases shares in a particular issuance net of discounts and commissions, then GICRE will also be entitled to purchase shares net of discounts and commissions. GICRE agreed to waive these rights in connection with our recent ATM equity offering commenced in February 2021. GICRE will have the right to designate a non-voting board observer who will be entitled to participate in meetings of our board of directors, present matters for consideration, speak on matters presented by others, receive notices of board meetings, receive board minutes and meet with management, subject to certain confidentiality and other restrictions. In addition, GICRE will have the right to participate as a co-investor in real estate investments for which we are seeking co-investment partners. The foregoing rights are conditioned on GICRE owning at least the lesser of (i) 5.0% of our outstanding common stock and (ii) common stock with a value of $50 million. Notwithstanding the foregoing, GICRE's co-investment right is conditioned on the same ownership requirement only after the third anniversary of the closing of the IPO.

  ☐
  LA: The stockholder's agreement we entered into with LA in connection with our IPO has expired in accordance with its terms.

Safehold Inc. 2021 Proxy Statement | 39

Certain Relationships and Related Transactions

Registration Rights

Upon completion of our IPO in 2017, we entered into a registration rights agreement with iStar in which we agreed to file, as promptly as practicable on or after the date that is 12 months after the closing of the IPO, one or more registration statements, which we refer to as the resale shelf registration statements, with the Securities and Exchange Commission covering the resale of all shares of common stock issued to iStar. We have agreed to use our commercially reasonable efforts to cause each resale shelf registration statement to be declared effective within 120 days of filing, which we refer to as the shelf effective date. We have also agreed to provide iStar an unlimited number of "demand" registrations.

In connection with iStar's subsequent additional investments in our company through concurrent private placements, we amended the registration rights agreement to cover the shares purchased by iStar.

Transactions with Related Party

We are externally managed by an affiliate of iStar, our largest shareholder. The terms of the management agreement are described at page 39 of this proxy statement. iStar has been an active real estate investor for over 20 years and has executed transactions with an aggregate value of over $40.0 billion. iStar has an extensive network for sourcing investments, which includes relationships with brokers, corporate tenants and developers that it has established over its long operating history.

It is the policy of our Board of Directors that all transactions between us and a related party must be approved or ratified by at least a majority of the members of our Board, or a duly authorized committee of our Board, who have no financial or other interest in the transaction. Our Board has adopted specific procedures with respect to transactions in which iStar is also a participant: such transactions must be approved by majority of our independent directors who are also disinterested in the transaction (namely, have no affiliation with iStar).

iStar has participated in certain of our investment transactions, as a seller of land or by providing financing to our ground lease tenants. These transactions were approved by our independent directors in accordance with our policy with respect to transactions in which iStar is also a participant. Here is a summary of these transactions:

  ☐
  In March 2021, the company entered into an agreement pursuant to which, subject to certain conditions being met, it would acquire 100% of the limited liability company interests in the owner of a fee estate subject to a ground lease on which a multi-family project is currently being constructed. As consideration for the transfer, the company will acquire the ground lessor from iStar for approximately $16.1 million plus any additional amounts funded by iStar pursuant to the ground lease documents prior to the transfer. The ground lease documents provide for future funding obligations of approximately $11.9 million of deferred purchase price and $52.0 million of leasehold improvement allowance upon achievement of certain milestones. iStar committed to provide a $75.0 million construction loan to the ground lease tenant. The company paid iStar $2.7 million of additional consideration in connection with this investment.

  ☐
  In February 2021, the company acquired land and simultaneously structured and entered into a ground lease as part of the ground lease tenant's recapitalization of an existing hotel property. iStar provided a $50.0 million loan to the company's ground lease tenant for the recapitalization of the leasehold. The company paid iStar $1.9 million of additional consideration in connection with this investment.

  ☐
  In October 2020, the company acquired land and simultaneously structured and entered into a ground lease as part of the ground lease tenant's recapitalization of an existing multi-family property. iStar provided a $22.5 million loan to the company's ground lease tenant for the recapitalization of the leasehold. The company paid iStar $2.3 million of additional consideration in connection with this investment.

40 | Safehold Inc. 2021 Proxy Statement

Certain Relationships and Related Transactions
  ☐
  In September 2020, the company closed on the acquisition of a ground lease pursuant to a purchase agreement that it entered into in October 2017 with iStar to acquire land subject to a ground lease on which a luxury multi-family project is currently being constructed for a purchase price of $34.0 million. iStar committed to provide a $80.5 million construction loan to the ground lease tenant.

  ☐
  In June 2020, the company acquired the fee interest in an office condominium and simultaneously structured and entered into a ground lease with the condominium's tenant. The tenant simultaneously acquired the leasehold interest in the office condominium. The ground lease has a term of 99 years. The tenant is a venture in which iStar owns a 51.9% equity interest.

  ☐
  In October 2019, the company acquired land and simultaneously structured and entered into a ground lease as part of the ground lease tenant's acquisition of an existing multi-family property. The company acquired the land and the company's ground lease tenant acquired the leasehold from a venture in which iStar has a 50% ownership interest. In addition, iStar provided a $22.0 million loan to the company's ground lease tenant for the acquisition of the leasehold. iStar subsequently sold the loan at par to a third party.

  ☐
  In August 2019, the company and iStar closed on the acquisition of a 310,000 square foot Class-A office building. iStar acquired the leasehold interest and the company simultaneously acquired the fee interest and entered into a new 99-year ground lease with iStar.

  ☐
  In February 2019, the company and iStar closed on the acquisition of a 420,000 square foot office building. iStar acquired the leasehold interest and the company simultaneously acquired the fee interest and entered into a new 98-year ground lease with iStar.

  ☐
  In January 2019, the company acquired land and simultaneously structured and entered into a ground lease as part of the ground lease tenant's acquisition of an existing office building that is to be converted into a multi-family building. The ground lease has a term of 99 years. The company also committed to provide the ground lease tenant a $10.5 million leasehold improvement allowance that will be funded upon the completion of certain conditions. In addition, iStar provided a $13.3 million loan to the ground lease tenant for the acquisition of the property. The loan was repaid in December 2020.

  ☐
  In May 2018, the company acquired land and simultaneously structured and entered into a ground lease as part of the ground lease tenant's acquisition of two multi-tenant office buildings. iStar provided a $19.9 million loan to the ground lease tenant for the acquisition of the property. The loan was repaid in December 2019.

  ☐
  In August 2017, the company acquired land and simultaneously structured and entered into a ground lease and accounted for the transaction as an asset acquisition. The ground lease has a term of 99 years. In addition, the ground lease tenant constructed a 185-space parking deck adjacent to the building engineered to accommodate future development of the site. The company has a right of first refusal to provide funding for up to 30.0% of the construction cost of an additional 160,000 square feet of development on terms consistent with the ground lease. iStar committed to provide a $24.0 million construction loan to the ground lease tenant for the renovation of the property. The loan was repaid in August 2019.

Safehold Inc. 2021 Proxy Statement | 41

Certain Relationships and Related Transactions

Ownership

Our charter generally prohibits, with certain exceptions, any shareholder from beneficially or constructively owning more than 9.8% in value or number of shares, whichever is more restrictive, of the outstanding shares of our common stock, or all classes and series of our capital stock. We have granted a waiver to iStar to own up to 67.5% of our outstanding common stock. We are party to a stockholder's agreement with iStar that, among other things, limits iStar's discretionary voting power with respect to its shares of our common stock to 41.9% of the voting power of our outstanding common stock, and requires that iStar vote all its shares that exceed 41.9% of our outstanding common stock in the same proportion as votes cast by our shareholders other than iStar. We have also granted waivers to GICRE to own up to 15.0% and to UBS Financial Services (solely on behalf of client accounts) to own up to 15.0%, of the outstanding shares of our common stock in the aggregate.

Our Equity Offerings and Concurrent iStar Private Placements

During 2020, we completed two public offerings of our common stock which also included concurrent private pcecements to iStar:

  ☐
  On March 20, 2020, the company sold 1,495,000 shares of its common stock in a public offering for gross proceeds of $70.1 million. Concurrently with the public offering, the company sold $80.0 million in shares, or 1,706,485 shares, of its common stock to iStar in a private placement. The company incurred approximately $1.6 million of offering costs in connection with these transactions which were recorded as a reduction to additional paid-in capital.

  ☐
  On November 13, 2020, the company sold 920,000 shares of its common stock in a public offering for gross proceeds of $56.1 million. Concurrently with the public offering, the company sold $65.0 million in shares, or 1,065,574 shares, of its common stock to iStar in a private placement. The company incurred approximately $2.9 million of offering costs in connection with these transactions which were recorded as a reduction to additional paid-in capital.

42 | Safehold Inc. 2021 Proxy Statement

Information about the Annual Meeting and Voting

Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on March 9, 2021 are entitled to receive notice of and to vote at the annual meeting or at any postponement or adjournment of the meeting. On the record date, there were 53,262,820 shares of our common stock outstanding and entitled to vote.

What constitutes a quorum?

The presence, either in person or by proxy, of the holders of the outstanding common stock entitled to cast a majority of all the votes entitled to be cast at the meeting on the record date is necessary to constitute a quorum at the annual meeting.

What are the voting rights of shareholders?

Each shareholder is entitled to one vote for each share of common stock registered in the shareholder's name on the record date.

What vote is needed to approve each proposal?

Assuming a quorum is present in person or by proxy at the annual meeting:

Proposal		Voting Requirement

1	Election of five directors	The vote of a plurality of the votes cast by the holders of our common stock

2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm	The affirmative vote of a majority of the votes cast by the holders of our common stock

3	Non-binding, advisory vote to approve executive compensation ("Say on Pay")	The affirmative vote of a majority of the votes cast by the holders of our common stock

Proposal		Voting Requirement

4	Non-binding, advisory vote to approve frequency of shareholder vote on executive compensation ("Say When on Pay")	The option (whether every year, every two years, or every three years) that receives a majority of all the votes cast by the holders of our common stock will be the frequency that has been recommended by our shareholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the frequency recommended by our shareholders.

For the approval of any other matters properly presented at the meeting for shareholder approval, the affirmative vote of a majority of the votes cast by the holders of our common stock is required.

What are broker non-votes and what is the effect of broker non-votes and abstentions?

A "broker non-vote" occurs when a broker, bank or other nominee returns a properly executed proxy, but indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received voting instructions from the beneficial owner of such shares on that matter. Under current NYSE rules, a broker, bank or other nominee does not have discretionary authority to vote shares without specific voting instructions from the beneficial owner on the election of directors (Proposal 1), the Say on Pay resolution (Proposal 3), or the Say When on Pay resolution (Proposal 4). A broker, bank or other nominee does, however, have discretionary authority to vote shares without specific voting instructions from the beneficial owner on the ratification of the appointment of the independent registered public accounting firm (Proposal 2).

Safehold Inc. 2021 Proxy Statement | 43

Information about the Annual Meeting and Voting

For purposes of votes on all matters described in this proxy statement to be presented at the annual meeting, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. An abstention will have no effect on the election of directors or the ratification of our independent accounting firm. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

How is my vote counted?

If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the annual meeting, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted FOR the election of directors (Proposal 1), FOR the ratification of the appointment of the independent registered public accounting firm (Proposal 2). FOR approval of the Say on Pay resolution (Proposal 3), and FOR approval of a vote every year on Say on Pay (Proposal 4).

Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. If your shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares voted. Such shareholders who wish to vote in person at the meeting will need to obtain a proxy from the broker, bank or other nominee that holds their shares of record.

Can I change my vote after I submit my proxy card?

If you authorize a proxy to vote your shares, you may revoke it at any time before it is voted by:

  ☐
  submitting voting instructions at a later time via Internet or telephone before the closing of these voting facilities;

  ☐
  giving written notice to our Secretary by any means bearing a date later than the date of the proxy expressly revoking the proxy;

  ☐
  signing and forwarding to us a proxy dated later; or
  ☐
  attending the annual meeting and personally voting the common stock owned of record by you, although attendance at the annual meeting will not, by itself, revoke a proxy.

Who pays the costs of soliciting proxies?

We pay the costs of soliciting proxies from our shareholders. In addition to solicitation by mail, certain of our directors and officers and regular employees of SFTY Manager LLC, or manager, a wholly-owned subsidiary of iStar Inc. that manages our affairs pursuant to a management agreement, may solicit the return of proxies by telephone, facsimile, personal interview or otherwise without being paid additional compensation. We will also reimburse brokerage firms and other persons representing the beneficial owners of our shares for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners in accordance with the proxy solicitation rules and regulations of the SEC and the NYSE. Alliance Advisors LLC has been engaged to solicit proxies on our behalf in connection with our 2021 annual meeting of shareholders and provide other advisory services for a fee of $8,500, plus expenses.

How can I attend the annual meeting?

The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a shareholder of the company as of the close of business on the record date, March 9, 2021, or if you hold a valid proxy for the annual meeting. No physical meeting will be held. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/226980508. You also will be able to vote your shares online by attending the annual meeting by webcast.

To participate in the annual meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is SAFE2021.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

44 | Safehold Inc. 2021 Proxy Statement

Information about the Annual Meeting and Voting

The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the annual meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet.

To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Safehold holdings along with your name and email address to Computershare. Requests for registration should be directed to:

Computershare Safehold Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on April 29, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials.

Why are we holding a virtual meeting instead of a physical meeting?

In light of health, transportation, and other logistical issues raised by the coronavirus, or COVID-19 pandemic, under the current circumstances we have no assurance that we can hold a physical meeting that is safe for our participants. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location with Internet access.

Safehold Inc. 2021 Proxy Statement | 45

Other Matters

Shareholder Proposals for the 2022 Annual Meeting

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals intended to be presented at the annual meeting to be held in 2022 must be sent in writing, by certified mail, return receipt requested, to us at our principal office, addressed to our corporate secretary, and must be received by us no later than December 30, 2021 for inclusion in the 2022 proxy materials. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered at our 2022 annual meeting, the proposal must contain the information required by our bylaws and be received by us in accordance with our bylaws. Pursuant to our current bylaws, shareholder proposals made outside of Rule 14a-8 under the

Exchange Act must be submitted not later than December 30, 2021 and not earlier than November 30, 2021; provided, however, in the event that the date of the 2022 annual meeting is advanced more than 30 days prior to or delayed more than 30 days after June 7, 2022, in order for a proposal by a shareholder to be timely, such proposal must be delivered not earlier than the 150th day prior to the date of the 2022 annual meeting and not later than 5:00 p.m., Eastern time, on the later of (1) the 120th day prior to the date of the 2022 annual meeting or (2) the 10th day following the date on which public announcement of the date of the 2022 annual meeting of shareholders is first made.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the impacted shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify us by:

calling Investor Relations: (212) 930-9400

writing to: Safehold Inc. Attention: Investor Relations 1114 Avenue of the Americas 39th Floor New York, NY 10036

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact us as specified above.

46 | Safehold Inc. 2021 Proxy Statement

Other Matters

Availability of 2020 Annual Report

Our 2020 Annual Report, including our audited financial statements for the fiscal year ended December 31, 2020, without exhibits, is being made available to you along with this proxy statement. You may obtain, without charge, an additional copy of our 2020 Annual Report, without exhibits:

on our website: www.safeholdinc.com

by writing to: Safehold Inc. Attention: Investor Relations 1114 Avenue of the Americas, 39th Floor New York, NY 10036

The 2020 Annual Report is not part of the proxy solicitation materials, however, and the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Additional Information

The SEC allows us to "incorporate by reference" information into this proxy statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement.

This proxy statement incorporates by reference:

  (a)
  the information contained in our Annual Report on Form 10-K for the year ended December 31, 2020; and

  (b)
  the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the annual meeting of shareholders.

The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

You may obtain, without charge, a copy of any of the documents incorporated by reference herein:

on our website: www.safeholdinc.com

by writing to: Safehold Inc. Attention: Investor Relations 1114 Avenue of the Americas, 39th Floor New York, NY 10036

Safehold Inc. 2021 Proxy Statement | 47

Other Matters

Our management does not intend to bring any other matters before the annual meeting and knows of no other matters that are likely to come before the meeting. In the event any other matters properly come before the annual meeting or any postponement of the meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy in accordance with their discretion.

Whether or not you expect to attend the annual meeting, to ensure your representation at the annual meeting, please mark, sign, date and return the attached proxy card as promptly as possible.

By Order of the Board of Directors,

Geoffrey M. Dugan General Counsel, Corporate and Secretary

April 29, 2021
New York, New York

48 | Safehold Inc. 2021 Proxy Statement

Safehold Inc.
1114 Avenue of the Americas
39th Floor
New York, New York 10036
www.safeholdinc.com

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/SAFE or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SAFE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Dean Adler 02 - Robin Josephs 03 - Jay Nydick 04 - Stefan Selig 05 - Jay Sugarman For Against Abstain For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 3. Say on Pay – A non-binding advisory vote on approval of executive compensation 1 Year 2 Years 3 Years Abstain 4. Say When on Pay – A non-binding advisory vote on the frequency of shareholder advisory votes on executive compensation Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 03EWPD B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and for every 1 YEAR on Proposal 4. Annual Meeting Proxy Card

The 2021 Annual Meeting of Shareholders of Safehold Inc. will be held on Monday, June 7, 2021 at 9:00 a.m. Eastern time, virtually via the internet at www.meetingcenter.io/226980508 To access the virtual meeting, you must have the 15-digit number that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is: SAFE2021 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/SAFE q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2021 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting of Shareholders — June 7, 2021 at 9:00 a.m. Eastern Time Jay Sugarman and Geoffrey M. Dugan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Safehold Inc. to be held on June 7, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Item 1, the election of five nominees as directors and FOR Item 2, the ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021, FOR Item 3, approval of the advisory vote on executive compensation, and 1 YEAR on Item 4, approval of the advisory vote on the frequency of the advisory vote on executive compensation. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Proxy — SAFEHOLD INC. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SAFE